UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                         Date of report: August 11, 2003
                        (Date of earliest event reported)


                             TRIARC COMPANIES, INC.
                             ----------------------
             (Exact name of registrant as specified in its charter)


         DELAWARE                       1-2207             38-0471180
         -----------------------------------------------------------------
        (State or other              (Commission        (I.R.S. Employer
        jurisdiction of                File No.)       Identification No.)
        incorporation of
        organization)


                       280 PARK AVENUE, NEW YORK, NY 10017
                       -----------------------------------
               (Address of principal executive office) (Zip Code)

       Registrant's telephone number, including area code: (212) 451-3000


                                Page 1 of 3 Pages
                         Exhibit Index appears on Page 3

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ITEM 5.  OTHER EVENTS

On August 11, 2003, Triarc Companies, Inc. (the "Company") announced that its Board of Directors approved a special stock dividend of two shares of a newly designated Class B Common Stock, Series 1, par value $0.10 per share (the "Class B Common Stock"), for each outstanding share of the Company's Class A Common Stock, par value $0.10 per share (the "Class A Common Stock"). The stock dividend will be paid on September 4, 2003 to holders of record of the Class A Common Stock on August 21, 2003. The Company also announced that its Board of Directors also approved the payment of initial regular quarterly cash dividends of $0.065 per share on its Class A Common Stock and $0.075 per share on its Class B Common Stock. The cash dividends will be paid on September 25, 2003 to holders of record of the Class A Common Stock and Class B Common Stock on September 15, 2003. The Company currently intends to declare and pay quarterly cash dividends; however there can be no assurance that any dividends will be declared or paid in the future, or the amount or timing of such dividends, if any. A copy of the press release announcing the dividends, and a copy of the Certificate of Designation containing the terms of the Class B Common Stock are being filed as exhibits to this Current Report on Form 8-K. Additionally, a copy of a Notice of Adjustment of Conversion Rate (the "Notice"), which was delivered to holders of the Company's 5% Convertible Notes due 2023 (the "Notes") is also being filed as an exhibit to this Current Report on Form 8-K. As described in such Notice, holders of the Notes will be entitled to receive upon conversion of the Notes such number of shares of Class A Common Stock and Class B Common Stock that the holder would have been entitled to receive had the holder converted its Notes immediately prior to the record date for the stock dividend.

ITEM 7.  EXHIBITS

(c)      Exhibits

3.3 Certificate of Designation of Class B Common Stock, Series 1, dated August 11, 2003.

99.1     Press release, dated August 11, 2003.

99.2     Notice of Adjustment of Conversion Rate, dated August 11, 2003.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf by the undersigned hereunto duly authorized.

                                   TRIARC COMPANIES, INC.

                                   By:  /s/ Stuart I. Rosen
                                        ---------------------------------------
                                        Stuart I. Rosen
                                        Senior Vice President
                                        and Associate General Counsel

Dated: August 11, 2003

                                  EXHIBIT INDEX

EXHIBIT
NUMBER          DESCRIPTION OF DOCUMENT
------          -----------------------

3.3             Certificate of Designation, dated August 11, 2003.

99.1            Press release, dated August 11, 2003.

99.2            Notice of Adjustment of Conversion Rate, dated August 11, 2003.